SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 23, 2004
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of principal executive offices)(ZIP code)

(703) 841-7800
(Registrant's telephone number, including area code)

ITEM 5:    OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 22, 2004 the Registrant issued a press release announcing that the just-released U.S. Army Inspector General's report has determined that all interrogators provided by the Registrant satisfied the Army's statement of work.

A copy of the Registrant's press release is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number

99	Press Release dated July 22, 2004 announcing that the Army Inspector General's report had determined that CACI interrogators met Army statement of work criteria.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Jeffrey P. Elefante

Jeffrey P. Elefante Executive Vice President, General Counsel and Secretary